Exhibit 10.16

SECOND AMENDMENT TO

VERRA MOBILITY CORPORATION

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

This Second Amendment (“Second Amendment”) to the Verra Mobility Corporation 2018 Equity Incentive Plan (as amended, the “Plan”), is adopted by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Verra Mobility Corporation, a Delaware corporation (the “Company”), effective as of February 19, 2025 (the “Amendment Effective Date”). Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A.
The Company currently maintains the Plan.

B.
Pursuant to Section 17 of the Plan, the Plan may be amended at any time.

C.
The Committee believes it is in the best interests of the Company and its stockholders to amend the Plan to provide that certain equity awards will vest upon the grantee’s death or disability.

AMENDMENT

The Plan is hereby amended as follows, effective as of the Amendment Effective Date:

1.
Section 10.7(a). Section 10.7(a) of the Plan is hereby amended and restated in its entirely with the following:

“[Reserved].”

2.
Section 18.2. The heading of Section 18.2 of the Plan is hereby amended to say “Forfeiture Events; Certain Acceleration Events.” and Section 18.2 of the Plan is hereby amended by adding a new subclause (c) as follows:

“Acceleration on Death or Disability. Except as may otherwise be provided in an applicable Award Agreement with respect to an Award, in the event that the Participant experiences a termination of Service due to the Participant’s death or Disability, any Awards held by the Participant that vest solely based on the passage of time shall automatically vest in full and, if applicable, become exercisable.”

3.
This Second Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Plan.

4.
Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was duly adopted by the Compensation Committee of the Board of Directors of Verra Mobility Corporation on February 19, 2025.

Verra Mobility Corporation

By: /s/ Jon Keyser

Jon Keyser

Secretary

Date: February 19, 2025